UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 31, 2013
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.06	Material Impairments

Signatures

Item 2.06. Material Impairments

On November 4, 2013, Weyerhaeuser Company (“Weyerhaeuser” or the “Company”) announced that the Company and Weyerhaeuser Real Estate Company, an indirect wholly owned subsidiary of Weyerhaeuser (“WRECO”), had entered into a Transaction Agreement dated as of November 3, 2013 (the “Transaction Agreement”) with TRI Pointe Homes, Inc. (“TRI Pointe”) and one of TRI Pointe’s subsidiaries, Topaz Acquisition, Inc. (“Merger Sub”). Pursuant to the Transaction Agreement, Weyerhaeuser will distribute all the shares of common stock of WRECO to its shareholders (i) on a pro rata basis, (ii) in an exchange offer or (iii) in a combination thereof (the “Distribution”). Immediately following the Distribution, Merger Sub will merge with and into WRECO (the “Merger”), with WRECO surviving the Merger and becoming a wholly owned subsidiary of TRI Pointe.

Under the terms of the Transaction Agreement, certain assets and liabilities of WRECO and its subsidiaries relating to Weyerhaeuser’s real estate business are excluded from the transaction and retained by Weyerhaeuser, including assets and liabilities relating to a large master planned community north of Las Vegas, Nevada (the “Coyote Springs Property”). The Coyote Springs Property has a current consolidated book value of approximately $370 million. Home construction, sale and related development at the Coyote Springs Property have been delayed pending further market recovery.
As a result of the transactions contemplated by the Transaction Agreement, Weyerhaeuser’s management has determined that the Company’s strategy for development of the Coyote Springs Property will differ from WRECO’s current development plan (which contemplated holding the Coyote Springs Property for future development). Consequently, Weyerhaeuser’s management has concluded that it will recognize a non-cash charge for the impairment of these assets in the fourth quarter of 2013. At this time, Weyerhaeuser estimates that the non-cash impairment charge relating to the Coyote Springs Property will likely be in excess of $300 million.

* * * * *

Forward-Looking Statements. This report contains statements concerning Weyerhaeuser that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions and the current expectations of the management of Weyerhaeuser, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of Weyerhaeuser. Forward-looking statements included herein are made as of the date hereof, and Weyerhaeuser undertakes no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

Some forward-looking statements discuss Weyerhaeuser’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. Forward-looking statements in this report include statements regarding the expected effects on Weyerhaeuser and WRECO of the transactions contemplated by the Transaction Agreement and estimated size of the impairment charge relating to the Coyote Springs Property. Forward-looking statements also include all other statements in this report that are not historical facts.

These statements are based on the current expectations of the management of Weyerhaeuser and are subject to uncertainty and to changes in circumstances. Major risks, uncertainties and assumptions include, but are not limited to the satisfaction of the conditions to the transactions contemplated by the Transaction Agreement and other risks related to the completion of such transactions and actions related thereto, the size of the final impairment charge related to the Coyote Springs Property and the factors described under “Risk Factors” in Weyerhaeuser’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Additional Information and Where to Find It. In connection with the proposed “Reverse Morris Trust” transaction between TRI Pointe Homes, Inc. (“TRI Pointe”) and Weyerhaeuser Company (“Weyerhaeuser”), pursuant to which the homebuilding subsidiary of Weyerhaeuser, Weyerhaeuser Real Estate Company (“WRECO”) (with certain exclusions), will be combined with TRI Pointe, TRI Pointe will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which will include a prospectus. TRI Pointe will also file a proxy statement which will be sent to the TRI Pointe shareholders in connection with their vote required in connection with the transaction. In addition, WRECO expects to file a registration statement in connection with its separation from Weyerhaeuser. Investors and security holders are urged to read the proxy statement and registration statement/prospectus and any other relevant documents when they become available, because they will contain important information about TRI Pointe, the real estate business of Weyerhaeuser and the proposed transaction. The proxy statement and registration statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Weyerhaeuser upon written request to Weyerhaeuser Company, 33663 Weyerhaeuser Way South, Federal Way, Washington 98003, Attention: Vice President, Investor Relations, or by calling (800) 561-4405, or from TRI Pointe upon written request to TRI Pointe Homes, Inc., 19520 Jamboree Road, Irvine, California 92612, Attention: Investor Relations, or by calling (949) 478-8696.

Participants in the Solicitation. This communication is not a solicitation of a proxy from any security holder of TRI Pointe Homes, Inc. (“TRI Pointe”) or Weyerhaeuser Company (“Weyerhaeuser”). However, Weyerhaeuser, TRI Pointe and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TRI Pointe’s shareholders in connection with the proposed transaction. Information about the Weyerhaeuser’s directors and executive officers may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission (“SEC”) on February 19, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on February 26, 2013. Information about the TRI Pointe’s directors and executive officers may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 28, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of these participants, whether by security holdings or otherwise, will be included in the registration statement/prospectus, proxy statement and other relevant materials to be filed with the SEC when they become available. No statements in this report shall be deemed made by or on behalf TRI Pointe or any of its directors or officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne M. Hillman
Name: Jeanne M. Hillman
Title: Vice President and Chief Accounting Officer

Date: January 6, 2014